UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2018

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant:

333-113579-02

Central Index Key Number of Depositor/Registrant:

0001283434, 0001283435*

AMERICAN EXPRESS

RECEIVABLES FINANCING

CORPORATION III LLC

(Exact Name of Depositor/Registrant

as Specified in its Charter)

Delaware	20-0942395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

4315 South 2700 West, Room 1100

Mail Stop 02-01-46

Salt Lake City, Utah 84184

(801) 945-5648

(Address, Including Zip Code, and Telephone Number, Including Area Code, of the Registrants’ Principal Executive Offices)

N/A

(Former Name or Former Address,

if Changed Since Last Report)

Central Index Key Number of Sponsor:

0000949348

AMERICAN EXPRESS

NATIONAL BANK

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

*

This Current Report on Form 8-K is being filed by American Express Receivables Financing Corporation III LLC (CIK 0001283434), both for itself and as successor by merger to American Express Receivables Financing Corporation IV LLC (CIK 0001283435). See Item 8.01 below for more information.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On April 1, 2018, (i) the conversion of American Express Centurion Bank (“Centurion”) into a national banking association, American Express National Bank (“AENB”), (ii) the merger of American Express Bank, FSB (“FSB”) with and into AENB and (iii) the merger of American Express Receivables Financing Corporation IV LLC (“RFC IV”), previously a wholly-owned subsidiary of FSB, with and into American Express Receivables Financing Corporation III LLC (“RFC III”), previously a wholly-owned subsidiary of Centurion (collectively, the “Conversion and Mergers”), were completed.

On April 1, 2018, in connection with the Conversion and Mergers, the Amended and Restated Limited Liability Company Agreement of RFC III, dated as of April 16, 2004, was amended by the Amendment Number One to the Amended and Restated Limited Liability Company Agreement of RFC III, dated as of April 1, 2018. The Amendment Number One to the Amended and Restated Limited Liability Company Agreement of RFC III is attached hereto as Exhibit 3.1.

On April 1, 2018, in connection with the Conversion and Mergers, the Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, relating to the American Express Credit Account Master Trust (the “Trust”) was amended and restated by the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018 (the “Pooling and Servicing Agreement”), among RFC III, American Express Travel Related Services Company, Inc. (“TRS”) and The Bank of New York Mellon (“BONYM”). The Fourth Amended and Restated Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

On April 1, 2018, in connection with the Conversion and Mergers, (i) the Series 2009-D-II Supplement, dated as of June 5, 2009; (ii) the Series 2013-1 Supplement, dated as of July 25, 2013; (iii) the Series 2013-2 Supplement, dated as of November 13, 2013; (iv) the Series 2014-1 Supplement, dated as of May 19, 2014; (v) the Series 2016-E-II Supplement, dated as of June 7, 2016; (vi) the Series 2017-1 Supplement, dated as of February 21, 2017; (vii) the Series 2017-2 Supplement, dated as of February 21, 2017; (viii) the Series 2017-3 Supplement, dated as of April 25, 2017; (ix) the Series 2017-4 Supplement, dated as of May 30, 2017; (x) the Series 2017-5 Supplement, dated as of July 31, 2017; (xi) the Series 2017-6 Supplement, dated as of October 30, 2017; (xii) the Series 2017-7 Supplement, dated as of October 30, 2017; (xiii) the Series 2017-8 Supplement, dated as of October 30, 2017; (xiv) the Series 2018-1 Supplement, dated as of March 21, 2018; (xv) the Series 2018-2 Supplement, dated as of March 21, 2018; and (xvi) the Series 2018-3 Supplement, dated as of March 21, 2018 (collectively, the “Series Supplements”), to the Pooling and Servicing Agreement, were amended by the Omnibus Amendment to Series Supplements, dated as of April 1, 2018, among RFC III, TRS and BONYM. The Omnibus Amendment is attached hereto as Exhibit 4.2.

On April 1, 2018, in connection with the Conversion and Mergers, (i) the Amended and Restated Receivables Purchase Agreement, dated as of July 20, 2016, between Centurion and RFC III and (ii) the Amended and Restated Receivables Purchase Agreement, dated as of July 20, 2016, between FSB and RFC IV, each relating to the Trust, were amended and restated by the Amended and Restated Receivables Purchase Agreement, dated as of April 1, 2018, between AENB and RFC III. The Amended and Restated Receivables Purchase Agreement is attached hereto as Exhibit 4.3.

On April 1, 2018, in connection with the Conversion and Mergers, the Supplemental Servicing Agreement, dated as of June 30, 2004, as amended and restated as of March 30, 2010 and as of July 20, 2016, relating to the Trust was amended and restated by the Third Amended and Restated Supplemental Servicing Agreement, dated as of April 1, 2018, among TRS, AENB and RFC III. The Third Amended and Restated Supplemental Servicing Agreement is attached hereto as Exhibit 4.4.

On April 1, 2018, in connection with the Conversion and Mergers, the Amended and Restated Defaulted Receivables Supplemental Servicing Agreement, dated as of July 20, 2016 relating to the Trust was amended and restated by the Second Amended and Restated Defaulted Receivables Supplemental Servicing Agreement, dated as of April 1, 2018, among TRS, AENB and RFC III. The Second Amended and Restated Defaulted Receivables Supplemental Servicing Agreement is attached hereto as Exhibit 4.5.

On April 1, 2018, in connection with the Conversion and Mergers, the Asset Representations Review Agreement, dated as of July 20, 2016, relating to the Trust was amended and restated by the Amended and Restated Asset Representations Review Agreement, dated as of April 1, 2018, among RFC III, TRS and Clayton Fixed Income Services LLC (“Clayton”). The Amended and Restated Asset Representations Review Agreement is attached hereto as Exhibit 10.1.

This Current Report on Form 8-K is being filed by RFC III (CIK 0001283434), both for itself and as successor by merger to RFC IV (CIK 0001283435). As a result of the merger of RFC IV with and into RFC III, filings to be made by the depositor in respect of the Trust going forward will be made solely by RFC III, and no further filings will be made by RFC IV.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 3, Exhibit 4 and Exhibit 10.

Exhibit 3.1	Amendment Number One to the Amended and Restated Limited Liability Company Agreement of RFC III.

Exhibit 4.1	Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, among RFC III, TRS and BONYM.

Exhibit 4.2	Omnibus Amendment to Series Supplements, dated as of April 1, 2018, among RFC III, TRS and BONYM.

Exhibit 4.3	Amended and Restated Receivables Purchase Agreement, dated as of April 1, 2018, between AENB and RFC III.

Exhibit 4.4	Third Amended and Restated Supplemental Servicing Agreement, dated as of April 1, 2018, among TRS, AENB and RFC III.

Exhibit 4.5	Second Amended and Restated Defaulted Receivables Supplemental Servicing Agreement, dated as of April 1, 2018, among TRS, AENB and RFC III.

Exhibit 10.1	Amended and Restated Asset Representations Review Agreement, dated as of April 1, 2018, among RFC III, TRS and Clayton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC,
as Depositor of the Trust and as successor by merger to RFC IV

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

Date: April 4, 2018